Estimated Future Amortization Expense of Other Intangible Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2021	$ 8.5
2022	7.4
2023	5.7
2024	5.4
2025	5.3
Thereafter	6.2
Other intangible assets, net	$ 38.5	$ 42.8